  As filed with the Securities and Exchange Commission on September 18, 1998


                      SECURITIES AND EXCHANGE COMMISSION

                             Washington D.C. 20549

                            -----------------------


                                   FORM 8-K


                                 CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                              September 17, 1998



                         ABC RAIL PRODUCTS CORPORATION
            (Exact name of registrant as specified in its charter)


               DELAWARE                 0-22906                  36-3498749
            (State or other           (Commission              (IRS Employer
            jurisdiction of           File Number)        Identification Number)
             incorporation)


       200 SOUTH MICHIGAN AVENUE
              SUITE 1300
          CHICAGO, ILLINOIS                                        60604
(Address of principal executive offices)                         (Zip Code)


                                     (312) 322-0360
                  (Registrant's telephone number, including area code)

ITEM 5.   OTHER EVENTS.
-------   ------------

          On September 17, 1998, ABC Rail Products Corporation (the "Company"), ABCR Acquisition Sub, Inc., a Delaware Corporation ("Merger Sub") and NACO, Inc., a Delaware corporation ("NACO"), executed an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which Merger Sub, a wholly owned, newly formed acquisition subsidiary of the Company, will merge with and into NACO (the "Merger"). Pursuant to the Merger Agreement, upon the effectiveness of the Merger, each outstanding share of Common Stock, no par value, of NACO ("NACO Shares") will be converted into the right to receive that number of shares of Common Stock, $0.01 par value, of the Company ("Company Shares") equal to the number of fully diluted Company Shares (as determined pursuant to the terms of the Merger Agreement) divided by the number of fully diluted NACO Shares (as determined pursuant to the terms of the Merger Agreement). Consummation of the Merger is subject to the satisfaction or waiver by the parties of certain conditions, including the receipt of regulatory approvals and approvals by the stockholders of the Company and NACO.

          On September 17, 1998, the Company and NACO issued a joint press release announcing the execution of the Merger Agreement. The Merger Agreement and the Press Release are filed as exhibits hereto and are incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
------    ---------------------------------


2.1 Agreement and Plan of Merger, dated as of September 17, 1998, by and among ABC Rail Products Corporation, ABCR Acquisition Sub, Inc. and NACO, Inc.

99.1 Text of Press Release dated September 17, 1998

                                  SIGNATURES
                                  ----------


          Pursuant to the requirements of the Securities Exchange Act of 1934, ABC Rail Products Corporation has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

                              ABC RAIL PRODUCTS CORPORATION


                              By    /s/ Robert W. Willmschen
                                    -----------------------------------------
                                    Robert W. Willmschen
                                    Executive Vice President
                                    and Chief Financial Officer

Date:  September 18, 1998

                                 EXHIBIT INDEX
                                 -------------


 EXHIBIT
 NUMBER                 DOCUMENT DESCRIPTION
 ------                 --------------------
  2.1     Agreement and Plan of Merger, dated as of
          September 17, 1998, by and among ABC Rail
          Products Corporation, ABCR Acquisition Sub,
          Inc. and NACO, Inc.

  99.1    Text of Press Release dated September 17, 1998

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